Exhibit 99.2

Fourth Quarter 2011

Supplemental Reporting Package

Table of Contents

Quarterly Highlights	2
Consolidated Statements of Operations	3
Consolidated Balance Sheets	4
Funds from Operations	5
Selected Financial Data	6
Property Overview	7-8
Consolidated Leasing Summary	9
Acquisition and Disposition Summary	10
Development Overview	11
Indebtedness	12
Capitalization and Fixed Charge Coverage	13
Institutional Capital Management Summary	14
Definitions	15-17

Forward Looking Statement

We make statements in this report that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•

national, international, regional and local economic conditions, including, in particular, the continuing impact of the economic downturn and the strength of the economic recovery and the impact of the financial crisis in Europe;

•	the general level of interest rates and the availability of capital;

•	the competitive environment in which we operate;

•	real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets;

•	decreased rental rates or increasing vacancy rates;

•	defaults on or non-renewal of leases by tenants;

•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;

•	the timing of acquisitions and dispositions;

•	natural disasters such as fires, tornadoes, hurricanes and earthquakes;

•	energy costs;

•

the terms of governmental regulations that affect us and interpretations of those regulations, including the cost of compliance with those regulations, changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal, interest and other commitments;

•	lack of or insufficient amounts of insurance;

•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;

•	the consequences of future terrorist attacks or civil unrest;

•	environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us; and

•	other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

In addition, our current and continuing qualification as a real estate investment trust, or REIT, involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.

Fourth Quarter 2011	Page 1

Supplemental Reporting Package

Quarterly Highlights

Top 10 Markets(1)

Total Consolidated

	ABR (millions)	Occupancy 12/31/11	Occupancy 12/31/10	Change
Market
Atlanta	$19.3	95.3%	87.5%	7.8%
Southern California	19.0	99.2%	99.8%	-0.6%
Houston	17.5	96.4%	92.1%	4.3%
Dallas	14.0	84.9%	89.7%	-4.8%
Memphis	13.9	97.8%	93.5%	4.3%
Northern California	13.8	87.2%	77.6%	9.6%
Cincinnati	12.0	86.9%	79.9%	7.0%
Chicago	10.5	96.7%	76.4%	20.3%
Columbus	9.5	84.6%	84.5%	0.1%
Baltimore/Washington, D.C.	9.2	87.6%	88.7%	-1.1%

Total	$138.7	92.1%	87.1%	5.0%

Same Store Net Operating Income Growth(3)

Portfolio Occupancy (%)

(1)	Based on annualized base rent as of December 31, 2011.
(2)	Amounts are based on gross purchase price and include noncontrolling interests share of $9.8 million and land purchases totaling $25.7 million.
(3)	Amounts are as previously reported and not restated for current quarter same store pool.

Fourth Quarter 2011	Page 2

Supplemental Reporting Package

Consolidated Statements of Operations

(amounts in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010
	(unaudited)		(unaudited)
REVENUES:
Rental revenues	$64,995	$56,780	$249,158	$225,699
Institutional capital management and other fees	1,138	1,082	4,291	4,133

Total revenues	66,133	57,862	253,449	229,832

OPERATING EXPENSES:
Rental expenses	8,702	7,862	34,217	32,389
Real estate taxes	8,808	7,655	36,200	34,915
Real estate related depreciation and amortization	31,106	28,186	124,244	110,373
General and administrative	5,459	6,734	25,925	25,262
Impairment losses	448	4,100	448	8,656
Casualty gains	(33)	—	(33)	—

Total operating expenses	54,490	54,537	221,001	211,595

Operating income	11,643	3,325	32,448	18,237
OTHER INCOME AND EXPENSE:
Equity in income (loss) of unconsolidated joint ventures, net	894	(786)	(2,556)	(2,986)
Impairment losses on investments in unconsolidated joint ventures	(19)	(216)	(1,953)	(216)
Loss on business combinations	—	—	—	(395)
Interest expense	(17,104)	(15,333)	(63,941)	(56,548)
Interest and other income (expense)	(53)	245	(310)	357
Income tax benefit (expense) and other taxes	(38)	137	(144)	(918)

Loss from continuing operations	(4,677)	(12,628)	(36,456)	(42,469)
Discontinued operations:
Operating income and other expenses	36	335	3,342	782
Gain (loss) on dispositions of real estate interests from discontinued operations	4,271	(600)	4,271	(1,379)

Income (loss) from discontinued operations	4,307	(265)	7,613	(597)

Loss before gain on dispositions of real estate interests	(370)	(12,893)	(28,843)	(43,066)
Gain on dispositions of real estate interests	—	—	—	13

Consolidated net loss of DCT Industrial Trust Inc.	(370)	(12,893)	(28,843)	(43,053)
Net loss attributable to noncontrolling interests	207	1,698	3,593	5,223

Net loss attributable to common stockholders	(163)	(11,195)	(25,250)	(37,830)

Distributed and undistributed earnings allocated to participating securities	(93)	(117)	(443)	(480)

Adjusted net loss attributable to common stockholders	$(256)	$(11,312)	$(25,693)	$(38,310)

EARNINGS PER COMMON SHARE – BASIC AND DILUTED:
Loss from continuing operations	$(0.02)	$(0.05)	$(0.14)	$(0.18)
Income (loss) from discontinued operations	0.02	(0.00)	0.03	(0.00)

Net loss attributable to common stockholders	$(0.00)	$(0.05)	$(0.11)	$(0.18)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and diluted	245,939	218,723	242,591	212,412

Fourth Quarter 2011	Page 3

Supplemental Reporting Package

Consolidated Balance Sheets

(amounts in thousands)

	December 31, 2011	December 31, 2010
	(unaudited)
ASSETS:
Operating properties	$3,100,172	$2,954,754
Properties under development	9,525	55,698
Properties under redevelopment	4,284	3,316
Pre-development and land held for development	47,082	23,668

Total investment in properties	3,161,063	3,037,436
Less accumulated depreciation and amortization	(589,314)	(528,705)

Net investment in properties	2,571,749	2,508,731
Investments in and advances to unconsolidated joint ventures	139,278	138,455

Net investment in real estate	2,711,027	2,647,186
Cash and cash equivalents	12,834	17,330
Notes receivable	1,053	1,222
Deferred loan costs, net	8,567	5,883
Straight-line rent and other receivables, net	42,349	33,278
Other assets, net	17,468	14,990

Total assets	$2,793,298	$2,719,889

LIABILITIES AND EQUITY:
Accounts payable and accrued expenses	$45,785	$38,354
Distributions payable	19,057	17,458
Tenant prepaids and security deposits	22,864	20,759
Other liabilities	29,797	12,373
Intangible lease liability, net	18,897	18,748
Line of credit	—	51,000
Senior unsecured notes	935,000	735,000
Mortgage notes	317,783	425,359

Total liabilities	1,389,183	1,319,051
Total stockholders’ equity	1,207,969	1,196,102
Noncontrolling interests	196,146	204,736

Total liabilities and equity	$2,793,298	$2,719,889

Fourth Quarter 2011	Page 4

Supplemental Reporting Package

Funds From Operations

(unaudited, amounts in thousands, except per share and unit data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010
Reconciliation of net loss attributable to common stockholders to FFO:
Net loss attributable to common stockholders	$(163)	$(11,195)	$(25,250)	$(37,830)
Adjustments:
Real estate related depreciation and amortization	32,149	29,386	128,989	115,904
Equity in (income) loss of unconsolidated joint ventures, net	(894)	786	2,556	2,986
Equity in FFO of unconsolidated joint ventures	2,613	921	4,732	4,001
Loss on business combinations	—	—	—	395
Impairment losses on depreciable real estate	8,226	599	10,160	8,012
Gain on dispositions of real estate interests	(12,030)	—	(12,030)	(2,091)
Gain on dispositions of non-depreciable real estate	—	—	—	13
Noncontrolling interest in the operating partnership’s share of the above adjustments	(3,399)	(3,283)	(14,252)	(13,426)
FFO attributable to unitholders	2,965	1,941	9,901	8,678

FFO attributable to common stockholders and unitholders, basic and diluted (1)	29,467	19,155	104,806	86,642

Adjustments:
Acquisition costs(2)	493	706	1,902	1,228
Debt modification costs	—	—	—	1,136
Impairment losses on non-depreciable real estate(2)	—	3,992	—	3,992

FFO, as adjusted, attributable to common stockholders and unitholders, basic and diluted	$29,960	$23,853	$106,708	$92,998

FFO per common share and unit, basic and diluted	$0.11	$0.08	$0.39	$0.36

FFO, as adjusted, per common share and unit, basic and diluted	$0.11	$0.10	$0.40	$0.39

FFO weighted average common shares and units outstanding:
Common shares for earnings per share – basic	245,939	218,723	242,591	212,412
Participating securities	1,368	1,722	1,601	1,689
Units	25,626	25,721	25,310	26,351

FFO weighted average common shares, participating securities and units outstanding - basic	272,933	246,166	269,502	240,452
Dilutive common stock equivalents	431	401	449	357

FFO weighted average common shares, participating securities and units outstanding - diluted	273,364	246,567	269,951	240,809

(1)	Funds from operations, FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT).
(2)	Excluding amounts attributable to noncontrolling interests.

Fourth Quarter 2011	Page 5

Supplemental Reporting Package

Selected Financial Data

(unaudited, amounts in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010
NET OPERATING INCOME:(1)
Rental revenues	$64,995	$56,780	$249,158	$225,699
Rental expenses and real estate taxes	(17,510)	(15,517)	(70,417)	(67,304)

Net operating income(2)	$47,485	$41,263	$178,741	$158,395

TOTAL CONSOLIDATED PROPERTIES:(3)
Square feet as of period end	58,255	57,777	58,255	57,777
Average occupancy	90.1%	86.1%	88.6%	82.9%
Occupancy as of period end	90.5%	87.4%	90.5%	87.4%

CONSOLIDATED OPERATING PROPERTIES:(3)
Square feet as of period end	58,099	56,652	58,099	56,652
Average occupancy	90.0%	88.0%	88.8%	87.0%
Occupancy as of period end	90.6%	88.9%	90.6%	88.9%

SAME STORE OPERATING PROPERTIES:(1)
Square feet as of period end	51,957	51,957	49,713	49,713
Average occupancy	90.3%	88.0%	89.0%	86.8%
Occupancy as of period end	90.9%	88.8%	90.5%	88.3%

Rental revenues	$56,900	$55,765	$216,341	$217,561
Rental expenses and real estate taxes	(15,510)	(14,753)	(61,619)	(62,712)

Same store net operating income	41,390	41,012	154,722	154,849
Less: revenue from lease terminations	(179)	(96)	(616)	(426)

Net operating income (excluding revenue from lease terminations)	41,211	40,916	154,106	154,423

Less: straight-line rents, net of related bad debt expense	(1,460)	(1,610)	(5,092)	(4,291)
Add back: amortization of above/(below) market rents	(168)	(17)	(467)	85

Cash net operating income (excluding revenue from lease terminations)	$39,583	$39,289	$148,547	$150,217

Net operating income growth (excluding revenue from lease terminations)	0.7%	—	(0.2)%	—
Cash net operating income growth (excluding revenue from lease terminations)	0.7%	—	(1.1)%	—

SUPPLEMENTAL CONSOLIDATED CASH FLOW AND OTHER INFORMATION:
Straight-line rents - increase to revenue, net of related bad debt expense(3)	$2,567	$1,849	$9,519	$5,687
Straight-line rent receivable (balance sheet)(3)	$35,300	$27,138	$35,300	$27,138
Net amortization of above/(below) market rents – increase (decrease) to revenue(3)	$242	$28	$617	$(211)
Capitalized interest	$537	$359	$2,670	$2,162
Stock-based compensation amortization	$831	$1,246	$4,587	$4,828
Revenue from lease terminations(3)	$179	$104	$636	$674
Bad debt expense, excluding bad debt expense related to straight-line rents(3)	$137	$163	$828	$1,117

CONSOLIDATED CAPITAL EXPENDITURES:(3)
Development and acquisition capital	$8,855	$7,515	$19,319	$22,775
Building and land improvements	5,204	6,101	11,231	14,925
Tenant improvements and leasing costs	13,529	11,107	37,968	23,513

Total capital expenditures	$27,588	$24,723	$68,518	$61,213

(1)	Excludes discontinued operations.
(2)	See Definitions for reconciliation of net operating income to loss from continuing operations.
(3)	Includes discontinued operations.

Fourth Quarter 2011	Page 6

Supplemental Reporting Package

Property Overview

As of December 31, 2011

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent(2)		Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
CONSOLIDATED OPERATING
Atlanta	52	100.0%	6,592	11.4%	95.3%	$19,318		9.8%
Baltimore/Washington D.C	17	100.0%	2,057	3.5%	87.6%	9,185		4.7%
Central Pennsylvania	8	100.0%	1,453	2.5%	74.0%	4,282		2.2%
Charlotte	1	100.0%	80	0.1%	0.0%	—		0.0%
Chicago	19	100.0%	3,570	6.1%	97.5%	10,436		5.3%
Cincinnati	32	100.0%	4,491	7.7%	86.9%	12,031		6.1%
Columbus	14	100.0%	4,301	7.4%	84.6%	9,505		4.8%
Dallas	46	100.0%	4,288	7.4%	84.9%	13,998		7.1%
Denver	2	100.0%	278	0.5%	100.0%	1,247		0.6%
Houston	49	100.0%	3,414	5.9%	96.4%	17,462		8.8%
Indianapolis	7	100.0%	2,299	4.0%	99.2%	6,938		3.5%
Louisville	4	100.0%	1,330	2.3%	99.3%	4,195		2.1%
Memphis	11	100.0%	5,218	9.0%	97.8%	13,871		7.1%
Mexico	15	100.0%	1,653	2.8%	93.3%	6,472		3.3%
Miami	6	100.0%	762	1.3%	94.0%	4,972		2.5%
Nashville	4	100.0%	1,839	3.2%	77.0%	3,253		1.6%
New Jersey	12	100.0%	1,669	2.9%	79.3%	7,161		3.6%
Northern California	25	100.0%	2,784	4.8%	87.2%	13,835		7.0%
Orlando	20	100.0%	1,864	3.2%	79.9%	5,704		2.9%
Phoenix	14	100.0%	1,718	3.0%	83.0%	4,989		2.5%
San Antonio	13	100.0%	1,176	2.0%	97.8%	3,868		2.0%
Seattle	9	100.0%	1,421	2.4%	86.3%	5,607		2.9%
Southern California	28	89.0%	3,842	6.6%	99.2%	18,992		9.6%

Total/weighted average—operating properties	408	99.3%	58,099	100.0%	90.6%	197,321		100.0%

CONSOLIDATED REDEVELOPMENT PROPERTIES:
Chicago	1	100.0%	156	100.0%	78.7%	100		N/A

Total/weighted average – redevelopment properties	1	100.0%	156	100.0%	78.7%	100		N/A

Total/weighted average—consolidated properties	409	99.3%	58,255	100.0%	90.5%	$197,421	(3)	N/A

Continued on next page

See footnote definitions on next page.

Fourth Quarter 2011	Page 7

Supplemental Reporting Package

Property Overview

(continued)

As of December 31, 2011

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent(2)	Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
UNCONSOLIDATED OPERATING PROPERTIES
IDI (Chicago, Nashville, Savannah)	3	50.0%	1,423	41.8%	44.9%	—	—
Southern California Logistics Airport(4)	6	50.0%	1,983	58.2%	95.4%	3,632	100.0%

Total/weighted average	9	50.0%	3,406	100.0%	74.3%	3,632	100.0%

OPERATING PROPERTIES IN FUNDS
Atlanta	2	17.2%	703	5.3%	80.4%	1,391	3.3%
Central Pennsylvania	4	8.6%	1,210	9.1%	96.7%	4,836	11.3%
Charlotte	1	4.4%	472	3.5%	100.0%	1,510	3.5%
Chicago	4	18.1%	1,525	11.5%	100.0%	6,009	14.1%
Cincinnati	4	15.6%	1,243	9.3%	94.7%	3,761	8.8%
Columbus	2	6.3%	451	3.4%	100.0%	1,318	3.1%
Dallas	4	16.8%	1,726	13.0%	86.0%	4,914	11.5%
Denver	5	20.0%	773	5.8%	89.3%	3,171	7.4%
Indianapolis	1	11.4%	475	3.6%	100.0%	1,785	4.2%
Louisville	5	10.0%	900	6.7%	100.0%	2,557	6.0%
Memphis	1	20.0%	1,039	7.8%	74.1%	2,331	5.5%
Minneapolis	3	4.4%	472	3.5%	100.0%	2,339	5.5%
Nashville	2	20.0%	1,020	7.7%	44.7%	1,373	3.2%
New Jersey	2	10.7%	216	1.6%	96.3%	968	2.2%
Northern California	1	4.4%	396	3.0%	100.0%	1,758	4.1%
Orlando	2	20.0%	696	5.2%	100.0%	2,688	6.3%

Total/weighted average – fund operating properties	43	14.6%	13,317	100.0%	89.4%	42,709	100.0%

Total/weighted average – unconsolidated properties	52	21.8%	16,723	100.0%	86.3%	$46,341	100.0%

OPERATING PROPERTIES ASSET-MANAGED ONLY
Atlanta	1	—	491	100.0%	100.0%	N/A	N/A

SUMMARY
Total/weighted average—consolidated/ unconsolidated operating properties	460	82.0%	74,822	99.1%	89.6%	$243,662	N/A
Total/weighted average—consolidated redevelopment properties	1	100.0%	156	0.2%	78.7%	100	N/A
Total/weighted average—asset managed only properties	1	—	491	0.7%	100.0%	N/A	N/A

Total/weighted average—all properties	462	81.5%	75,469	100.0%	89.7%	$243,762	N/A

(1)	Percent owned is based on equity ownership weighted by square feet.
(2)	Excludes future contractual rent increases and decreases.
(3)	Excludes total annualized base rent associated with tenants in free rent periods of $5.6 million based on the first month’s cash base rent.
(4)

Although we contributed 100% of the initial cash equity capital required by the venture, after return of certain preferential distributions on capital invested, profits and losses are generally split 50/50.

Fourth Quarter 2011	Page 8

Supplemental Reporting Package

Consolidated Leasing Summary

Leasing Statistics(1)

	Number of Leases Signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term(2)	Turnover Costs	Turnover Costs Per Square Foot
FOURTH QUARTER 2011
New	43	1,248	-12.5%	-5.2%	66	$4,468	$3.58
Renewal	31	2,558	-7.5%	4.9%	78	3,428	1.34
Development and redevelopment	1	54	N/A	N/A	63	N/A	N/A

Total/Weighted Average	75	3,860	-8.1%	3.8%	74	$7,896	$2.09

Weighted Average Retention	75.7%

YEAR TO DATE
New	159	5,030	-14.9%	-8.3%	68	$14,839	$2.95
Renewal	170	9,565	-7.3%	0.1%	51	11,095	1.16
Development and redevelopment	4	315	N/A	N/A	56	N/A	N/A

Total/Weighted Average	333	14,910	-8.3%	-0.9%	57	$25,934	$1.78

Weighted Average Retention	74.1%

Lease Expirations for Consolidated Properties as of December 31, 2011(2)

Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases(3)	Percentage of Total Annualized Base Rent
	(in thousands)	(in thousands)
2012(4)	10,591	$40,551	20.3%
2013	8,986	38,535	19.2%
2014	8,218	31,882	15.9%
2015	6,936	25,319	12.7%
2016	6,527	25,222	12.6%
Thereafter	11,482	38,569	19.3%

Total occupied	52,740	$200,078	100.0%

Available or leased not occupied	5,515

Total consolidated properties	58,255

(1)	Does not include month-to-month leases.
(2)	Assumes no exercise of lease renewal options, if any.
(3)	Includes contractual rent changes.
(4)	Includes month-to-month leases.

Fourth Quarter 2011	Page 9

Supplemental Reporting Package

Acquisition and Disposition Summary

For the Twelve Months Ended December 31, 2011

	Property Name	Size	Occupancy at Acquisition/ Disposition	Occupancy at December 31, 2011	Market
ACQUISITIONS:
January	Palmyrita (2 buildings)(1)	191,000 sq. ft.	88.5%	88.5%	Southern California
January	6th & Rochester(1)	173,000 sq. ft.	100.0%	100.0%	Southern California
January	101 Railroad Avenue	330,000 sq. ft.	100.0%	100.0%	New Jersey
January	13780 Central Avenue(2)	190,000 sq. ft.	—	100.0%	Southern California
February	8551 NW 30th Terrace	100,000 sq. ft.	100.0%	100.0%	Miami
March	3001 Directors Row	50,000 sq. ft.	100.0%	100.0%	Orlando
April	450 S Lombard Road(2)	156,000 sq. ft.	35.0%	78.7%	Chicago
April	8190 Byron Rd.	72,000 sq. ft.	100.0%	100.0%	Southern California
June	4625 N 45th Ave.	245,000 sq. ft.	100.0%	100.0%	Phoenix
July	1700 DeSoto Place	82,000 sq. ft.	100.0%	100.0%	Southern California
July	2440 Pleasantdale	77,000 sq. ft.	100.0%	75.0%	Atlanta
July	Pan American Land (Phase 1)	7.3 acres	N/A	N/A	Miami
July	Slover Land	28.3 acres	N/A	N/A	Southern California
August	5330 Pecos Street	118,000 sq. ft.	100.0%	100.0%	Denver
August	Beltway Portfolio (7 buildings)	383,000 sq. ft.	95.2%	100.0%	Houston
August	DCT Port Union Land (Phase 2)	46.3 acres	N/A	N/A	Cincinnati
September	Orlando Portfolio (3 buildings)	421,000 sq. ft.	60.5%	60.5%	Orlando
October	1110 SW 27th Street	121,000 sq. ft.	100.0%	100.0%	Seattle
November	1625 Rollins Road	255,000 sq. ft.	100.0%	100.0%	Northern California
December	1045 Greens Parkway	69,000 sq. ft.	100.0%	100.0%	Houston
December	Airtex Land	13.0 acres	N/A	N/A	Houston
December	2201 Arthur Avenue	107,000 sq. ft.	100.0%	100.0%	Chicago
December	Pan American Land (Phase 2)	7.3 acres	N/A	N/A	Miami
Total YTD Purchase Price—$222.6 million(3)
DISPOSITIONS (4):
November	Minneapolis Portfolio (3 buildings)	356,000 sq. ft.	100.0%	N/A	Minneapolis
November	2440-50 Midpoint Drive	225,000 sq. ft.	100.0%	N/A	Kansas City
December	201 Bridgestone Parkway	988,000 sq. ft.	100.0%	N/A	Nashville
December	San Antonio Portfolio (2 buildings)	172,000 sq. ft.	77.0%	N/A	San Antonio
December	Charlotte Portfolio (9 buildings)	925,000 sq. ft.	74.0%	N/A	Charlotte
Total YTD Sales Price—$108.3 million

(1)	DCT consolidates these properties with a 52.6% weighted average ownership.
(2)	Acquisition of redevelopment property.
(3)	Amounts are based on gross purchase price and include $9.8 million of noncontrolling interest.
(4)	Properties included are consolidated properties and do not include dispositions made by our joint venture funds.

Fourth Quarter 2011	Page 10

Supplemental Reporting Package

Development Overview

As of December 31, 2011

Project	Market	Acres	Number of Buildings	Square Feet	Percent Owned	Costs Incurred		Total Projected Investment	Expected Completion	Percentage Leased
						Q4 2011	Cumulative
				(in thousands)		(in thousands)		(in thousands)
UNDER CONSTRUCTION:
Dulles Summit Distribution Phase 2	Baltimore/ Washington D.C.	13	2	178	95%	$4,599	$9,525	$17,712	Q1-2012	—
Northwest 8 Distribution Center (1)	Houston	16	1	267	—	15	38	13,565	Q2-2012	—

	TOTAL	29	3	445		$4,614	$9,563	$31,277

Yield – Under Construction (projected):		9.0%

PREDEVELOPMENT:
8th & Vineyard	So. California	19			91%	$202	$5,518
Slover	So. California	28			100%	276	14,359
Pan American Land Phase 1 & 2	Miami	15			100%	3,591	7,207
DCT Airtex Industrial Center	Houston	13			100%	2,633	2,633
Southern California Logistics Airport	So. California	209			50%	125	3,602

	TOTAL	284				$6,827	$33,139

(1)	This project is a forward purchase commitment with an unrelated third party to acquire an industrial facility upon its completion.

Fourth Quarter 2011	Page 11

Supplemental Reporting Package

Indebtedness

(dollar amounts in thousands)

As of December 31, 2011

Description	Stated Interest Rate	Effective Interest Rate	Maturity Date	Balance as of 12/31/2011
SENIOR UNSECURED NOTES:
2013 Notes, fixed rate	6.11%	6.36%	June 2013	$175,000
2014 Notes, fixed rate	5.68%	6.03%	January 2014	50,000
2015 Notes, fixed rate	5.63%	5.63%	June 2015	40,000
2015 Notes, variable rate(1)	2.63%	2.63%	June 2015	175,000
2016 Notes, fixed rate	4.90%	4.89%	April & August 2016	99,000
2017 Notes, fixed rate	6.31%	6.31%	June 2017	51,000
2018 Notes, fixed rate	5.62%	5.62%	June & August 2018	81,500
2019 Notes, fixed rate	4.97%	4.97%	August 2019	46,000
2020 Notes, fixed rate	5.43%	5.43%	April 2020	50,000
2021 Notes, fixed rate	6.70%	6.70%	June & August 2021	92,500
2022 Notes, fixed rate	5.50%	5.50%	August 2022	40,000
2023 Notes, fixed rate	5.57%	5.57%	August 2023	35,000

				935,000

MORTGAGE NOTES:
Fixed rate secured debt	5.91%	5.69%	Sept. 2012 – Aug. 2025	315,192
Premiums (discounts), net of amortization				2,591

				317,783

UNSECURED CREDIT FACILITY:
Senior unsecured revolving credit facility(2)	N/A	N/A	June 2015	—

Total carrying value of consolidated debt				$1,252,783

Fixed rate debt	5.81%	5.80%	86%
Variable rate debt	2.63%	2.63%	14%

Weighted average interest rate	5.36%	5.35%		100%

DCT PROPORTIONATE SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT(3)
Institutional Funds				$31,085
SCLA				30,621

				$61,706

Scheduled Principal Payments of Debt as of December 31, 2011 (excluding premiums)

	Senior Unsecured	Mortgage	Unsecured
Year	Notes	Notes	Credit Facility	Total
2012	$—	$57,659	$—	$57,659
2013	175,000	44,295	—	219,295
2014	50,000	9,975	—	59,975
2015	215,000	48,343	—	263,343
2016	99,000	5,724	—	104,724
2017	51,000	6,090	—	57,090
2018	81,500	6,172	—	87,672
2019	46,000	50,768	—	96,768
2020	50,000	62,625	—	112,625
2021	92,500	18,256	—	110,756
Thereafter	75,000	5,285	—	80,285

Total	$935,000	$315,192	$—	$1,250,192

(1)	The $175 million term loan agreement bears interest at either 0.80% to 1.65% over prime or 1.80% to 2.65% over LIBOR, per annum at our election, depending on our leverage ratio.
(2)

The $300 million senior unsecured revolving credit facility expires on June 3, 2015 and bears interest at either 0.65% to 1.35% over prime or 1.65% to 2.35% over LIBOR, per annum at our election, depending upon our leverage ratio. We have issued two letters of credit secured by the unsecured revolving credit facility totaling, $9.8 million; therefore there was $290.2 million available under the unsecured revolving credit facility as of December 31, 2011.

(3)	Based on DCT’s ownership as of December 31, 2011.

Hedges: As of December 31, 2011, we had one forward-starting interest rate swap in place to hedge the variability of cash flows associated with forecasted issuances of debt in 2012. This swap has a notional value of $90 million, a LIBOR based strike rate of 5.43%, an effective date of June 2012 and a maturity date of September 2012.

Fourth Quarter 2011	Page 12

Supplemental Reporting Package

Capitalization and Fixed Charge Coverage

(dollar amounts in thousands, except share price)

Capitalization at December 31, 2011

Description	Shares or Units (1)	Share Price	Market Value
	(in thousands)
Common shares outstanding	245,943	$5.12	$1,259,228
Operating partnership units outstanding	25,097	$5.12	128,497

Total equity market capitalization			1,387,725

Consolidated debt			1,252,783
Less: Noncontrolling interests’ share of consolidated debt(2)			(6,603)
Proportionate share of debt related to unconsolidated joint ventures			61,706

DCT share of total debt			1,307,886

Total market capitalization			$2,695,611

DCT share of total debt to total market capitalization			48.5%

Fixed Charge Coverage

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010
Net loss attributable to common stockholders	$(163)	$(11,195)	$(25,250)	$(37,830)
Interest expense(3)	17,347	15,446	64,254	56,998
Proportionate share of interest expense from unconsolidated joint ventures	722	973	3,077	3,230
Real estate related depreciation and amortization(3)	32,149	29,386	128,989	115,904
Proportionate share of real estate related depreciation and amortization from unconsolidated joint ventures	1,390	1,470	6,177	5,901
Income tax expense (benefit) and other taxes(3)	38	(131)	144	937
Stock-based compensation amortization	831	1,246	4,587	4,828
Noncontrolling interests(3)	(207)	(1,698)	(3,593)	(5,223)
Loss on business combinations	—	—	—	395
Non-FFO gains on dispositions of real estate interests	(12,030)	—	(12,030)	(2,079)
Impairment losses (3)(4)	8,226	4,916	10,160	12,329

Adjusted EBITDA	$48,303	$40,413	$176,515	$155,390

CALCULATION OF FIXED CHARGES
Interest expense (3)	$17,347	$15,446	$64,254	$56,998
Capitalized interest	537	359	2,670	2,162
Amortization of loan costs and debt premium/discount	(277)	(252)	(1,015)	(1,240)
Proportionate share of interest expense from unconsolidated joint ventures	722	973	3,077	3,230

Total fixed charges	$18,329	$16,526	$68,986	$61,150

Fixed charge coverage	2.6	2.4	2.6	2.5

(1)	Excludes 1.0 million unvested Long-Term Incentive Plan Units, 0.4 million shares of unvested Restricted Stock and 0.1 million unvested Phantom Shares outstanding as of December 31, 2011.
(2)	Amount includes only the portion of consolidated property level debt related to properties in which we do not have a 100% ownership.
(3)	Includes amounts related to discontinued operations.
(4)	Includes impairment losses on investments in unconsolidated joint ventures.

Fourth Quarter 2011	Page 13

Supplemental Reporting Package

Institutional Capital Management Summary

(dollar amounts in thousands)

Statements of Operations

	For the Twelve Months Ended December 31, 2011
	Boubyan Fund I	TRT-DCT JV I	TRT-DCT JV II	TRT-DCT JV III	JP Morgan
REVENUES:
Total rental revenues	$9,649	$$16,332	$7,898$	3,094	$20,350
EXPENSES:
Rental expenses	818	1,266	723	366	2,044
Real estate taxes	1,473	2,328	1,214	291	2,820
Depreciation and amortization	4,566	7,834	3,391	1,431	12,937
General and administrative	627	73	16	7	825
Total expenses	7,484	11,501	5,344	2,095	18,626
Interest expense	5,457	7,572	3,436	920	—
Interest and other income	—	(296)	(382)	—	—
Taxes	64	15	31	21	5

Net income (loss)	$(3,356)	$(2,460)	$(531)	$58	$1,719

Rental revenues	$9,469	$16,332	$7,898	$3,094	$20,350
Rental expenses and real estate taxes	2,291	3,594	1,937	657	4,864

Net operating income	$7,178	$12,738	$5,961	$2,437	$15,486

Balance Sheets

Data by Fund as of December 31, 2011:	Number of Buildings	Square Feet (In thousands)	Occupancy	DCT Ownership
Boubyan Fund I	6	2,647	84.6%	20.0%
TRT-DCT JV I	13	3,070	96.3%	4.4%
TRT-DCT JV II	5	1,744	95.3%	11.4%
TRT-DCT JV III	5	900	100.0%	10.0%
JP Morgan	14	4,956	83.7%	20.0%

Total/weighted average	43	13,317	89.4%	14.6%

Balance Sheets

	As of December 31, 2011
	Boubyan Fund I		TRT-DCT JV I		TRT-DCT JV II		TRT-DCT JV III		JP Morgan Venture
Total investment in properties	$125,667		$183,262		$90,198		$31,354		$286,441
Accumulated depreciation and amortization	(27,798)		(37,871)		(16,760)		(4,957)		(45,630)

Net investment in properties	97,869		145,391		73,438		26,397		240,811
Cash and cash equivalents	1,878		1,386		927		389		3,225
Other assets	2,969		2,741		1,805		520		4,128

Total assets	$102,716		$149,518		$76,170		$27,306		$248,164

Other liabilities	$2,291		$3,660		$1,598		$604		$4,601
Secured debt maturities – 2014	—		—		39,725	(3)	—		—
Secured debt maturities – 2015	—		31,986	(2)	10,206	(3)	—		—
Secured debt maturities thereafter	95,500	(1)	85,000	(2)	—		11,892	(4)	—

Total secured debt	95,500		116,986		49,931		11,892		—

Total liabilities	97,791		120,646		51,529		12,496		4,601
Partners or members’ capital	4,925		28,872		24,641		14,810		243,563

Total liabilities and Partners or members’ capital	$102,716		$149,518		$76,170		$27,306		$248,164

(1)

$95.5 million has a stated interest rate of 5.6% and requires interest only payments until April 2012 at which time it has a new stated interest rate of 7.6% and becomes fully amortizing through maturity in 2036.

(2)

$85.0 million of debt requires interest only payments until 2017 and has a stated interest rate of 5.7%. $32.0 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 6.6%.

(3)

$39.7 million of debt requires interest only payments until 2014 and has a stated interest rate of 6.2%. $10.2 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 6.6%.

(4)	$11.9 million of debt requires principal and interest payments until 2016 and has a stated interest rate of 7.4%.

Fourth Quarter 2011	Page 14

Supplemental Reporting Package

Definitions

Adjusted EBITDA:

Adjusted EBITDA represents net loss attributable to common stockholders before interest, taxes, depreciation, amortization, stock-based compensation expense, impairment losses, loss on business combinations, noncontrolling interest, and proportionate share of interest, depreciation and amortization from unconsolidated joint ventures, and excludes non-FFO gains. We use Adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of non-cash items, such as depreciation and amortization.

Annualized Base Rent:

Annualized Base Rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures:

Capital expenditures include building improvements, development costs and leasing costs required to maintain current revenues and/or improve real estate assets. Repositioning capital is defined as substantial building improvements on which the Company expects to earn incremental returns but which do not qualify as a Redevelopment.

Cash Basis Rent Growth:

Cash basis rent growth is the ratio of the change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease, excluding new leases where there were no prior comparable leases. Free rent periods are not considered.

Cash Net Operating Income:

We calculate Cash Net Operating Income as Net Operating Income (as defined below) excluding non-cash amounts recorded for straight-line rents including related bad debt expense and the amortization of above and below market rents. See definition of Net Operating Income for additional information. DCT Industrial considers Cash NOI to be an appropriate supplemental performance measure because Cash NOI reflects the operating performance of DCT Industrial’s properties and excludes certain non-cash items that are not considered to be controllable in connection with the management of the property such as accounting adjustments for straight-line rent and the amortization of above and below market rent. Additionally, DCT Industrial presents Cash NOI, excluding revenue from lease terminations, as such revenue is not considered indicative of recurring operating performance.

Effective Interest Rate:

Reflects the impact to interest rates of GAAP adjustments for purchase price allocation and hedging transactions. These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

Fixed Charges:

Fixed charges include interest expense, interest capitalized, our proportionate share of our unconsolidated joint venture interest expense and adjusted for amortization of discounts, premiums and loan costs.

Fixed Charge Coverage:

We calculate Fixed Charge Coverage as Adjusted EBITDA divided by total Fixed Charges

.

Funds from Operations (“FFO”):

DCT Industrial believes that net income attributable to common stockholders, as defined by GAAP, is the most appropriate earnings measure. However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental, non-GAAP measure of DCT Industrial’s operating performance. NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is generally defined as net income attributable to common stockholders, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains from dispositions of operating real estate held for investment purposes, plus impairment losses on depreciable real estate and impairments of in substance real estate investments in investees that are driven by measureable decreases in the fair value of the depreciable real estate held by the unconsolidated joint ventures and adjustments to derive DCT Industrial’s pro rata share of FFO of unconsolidated joint ventures. We exclude gains and losses on business combinations and include the gains or losses from dispositions of properties which were acquired or developed with the intention to sell or contribute to an investment fund in our definition of FFO. Although the NAREIT definition of FFO predates the guidance for accounting for gains and losses on business combinations, we believe that excluding such gains and losses is consistent with the key objective of FFO as a performance measure. We also present FFO excluding severance, acquisition costs, debt modification costs and impairment losses on properties which are not depreciable. We believe that FFO excluding severance, acquisition costs, debt modification costs and impairment losses on non-depreciable real estate is useful supplemental information regarding our operating performance as it provides a more meaningful and consistent comparison of our operating performance and allows investors to more easily compare our operating results. Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. NAREIT’s definition of FFO is subject to interpretation, and modifications to the NAREIT definition of FFO are common. Accordingly, DCT Industrial’s FFO may not be comparable to other REITs’ FFO and FFO should be considered only as a supplement to net income as a measure of DCT Industrial’s performance.

GAAP:

United States generally accepted accounting principles.

GAAP Basis Rent Growth:

GAAP basis rent growth is a ratio of the change in monthly Net Effective Rent (on a GAAP basis, including straight-line rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the previous term. New leases where there were no prior comparable leases are excluded.

Net Effective Rate:

Average base rental rate over the term of the lease, calculated in accordance with GAAP.

Fourth Quarter 2011	Page 15

Supplemental Reporting Package

Definitions

(continued)

Net Operating Income (“NOI”):

NOI is defined as rental revenues, including expense reimbursements, less rental expenses and real estate taxes, and excludes depreciation, amortization, impairment, general and administrative expenses and interest expense. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the property such as amortization, depreciation, impairment, interest expense, interest income and general and administrative expenses. Additionally, lease termination revenue is excluded as it is not considered to be indicative of recurring operating performance. However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations. Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI. Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance (in thousands).

	Consolidated Operating Data
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2011	2010	2011	2010
Reconciliation of loss from continuing operations to NOI:
Loss from continuing operations	$(4,677)	$(12,628)	$(36,456)	$(42,469)
Income tax (benefit) expense and other taxes	38	(137)	144	918
Interest and other (income) expense	53	(245)	310	(357)
Interest expense	17,104	15,333	63,941	56,548
Equity in (income) loss of unconsolidated joint ventures, net	(894)	786	2,556	2,986
General and administrative	5,459	6,734	25,925	25,262
Real estate related depreciation and amortization	31,106	28,186	124,244	110,373
Loss on business combinations	—	—	—	395
Impairment losses	448	4,100	448	8,656
Impairment losses on investments in unconsolidated joint ventures	19	216	1,953	216
Casualty gains	(33)	—	(33)	—
Institutional capital management and other fees	(1,138)	(1,082)	(4,291)	(4,133)

Total net operating income	47,485	41,263	178,741	158,395
Less net operating income- non-same store properties	(6,095)	(251)	(24,019)	(3,546)

Same store GAAP net operating income	41,390	41,012	154,722	154,849
Less revenue from lease terminations	(179)	(96)	(616)	(426)

Same store GAAP net operating income, excluding revenue from lease terminations	41,211	40,916	154,106	154,423
Less straight-line rents, net of related bad debt expense	(1,460)	(1,610)	(5,092)	(4,291)
Add back amortization of above/(below) market rents	(168)	(17)	(467)	85

Same store cash net operating income, excluding revenue from lease terminations	$39,583	$39,289	$148,547	$150,217

Ratio of Consolidated Debt to Book Value of Total Assets (Before Depreciation):

Calculated as (total consolidated debt) / (total assets with accumulated depreciation and amortization added back).

Redevelopment:

Represents assets acquired with the intention to reposition or redevelop. May include buildings taken out of service for redevelopment where we generally expect to spend more than 20% of the building's book value on capital improvements, if applicable.

Retention:

Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet)—(square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price:

Contractual price of real estate sold before closing adjustments.

Same Store Population:

The same store population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties that have been owned and stabilized for the entire current and prior periods presented. Properties Held for Sale are excluded.

Fourth Quarter 2011	Page 16

Supplemental Reporting Package

Definitions

(continued)

Same Store Net Operating Income Growth:

The change in same store net operating income growth is calculated by dividing the change in NOI, year over year, by the preceding period NOI, based on a same store population for the quarter most recently presented. A reconciliation of NOI and cash NOI by period is provided below; amounts are not restated for current period discontinued operations (in thousands).

	Consolidated operating data, as previously reported, for the three months ended:
Reconciliation of Loss from continuing operations to NOI:	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Loss from continuing operations	$(12,146)	(9,803)	(9,614)	(9,142)	(4,677)
Income tax expense (benefit) and other taxes	(138)	40	121	(56)	38
Interest and other (income) expense	(244)	(85)	(14)	356	53
Interest expense	15,423	15,511	14,768	16,628	17,104
Equity in (income) loss of unconsolidated joint ventures, net	786	1,357	1,126	967	(894)
General and administrative	6,735	7,056	7,063	6,346	5,459
Real estate related depreciation and amortization	29,368	31,143	32,298	33,398	31,106
Impairment losses	4,100	—	—	—	448
Impairment losses on investments in unconsolidated joint ventures	216	—	1.934	—	19
Casualty gains	—	—	(1,244)	(54)	(33)
Institutional capital management and other fees	(1,082)	(1,019)	(1,129)	(1,004)	(1,138)

Total GAAP net operating income	43,018	44,200	45,309	47,439	47,485
Less net operating income- non-same store properties	(2,107)	(4,397)	(5,082)	(5,877)	(6,095)

Same store GAAP net operating income	40,911	39,803	40,227	41,562	41,390
Less revenue from lease terminations	(104)	(55)	(134)	(262)	(179

Same store GAAP net operating income, excluding revenue from lease terminations	40,807	39,748	40,093	41,300	41,211
Less straight-line rents, net of related bad debt expense	(824)	(1,991)	(1,264)	(875)	(1,460)
Add back amortization of above/(below) market rents	(38)	(91)	(97)	(190)	(168)

Same store cash net operating income, excluding revenue from lease terminations	$39,945	$37,666	$38,732	$40,235	$39,583

	Consolidated operating data, as previously reported, for the three months ended:
Reconciliation of Loss from continuing operations to NOI:	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010
Loss from continuing operations	$(3,811)	$(7,704)	$(11,490)	$(8,836)	$(12,628)
Income tax expense (benefit) and other taxes	(178)	238	582	235	(137)
Interest and other (income) expense	(364)	469	(353)	(227)	(245)
Interest expense	12,576	12,763	13,225	15,493	15,333
Equity in (income) loss of unconsolidated joint ventures, net	(533)	558	349	1,293	786
General and administrative	8,221	6,032	6,362	6,134	6,734
Real estate related depreciation and amortization	28,516	28,281	28,948	28,526	28,186
Loss on business combinations	169	395	—	—	—
Impairment losses	—	—	4,556	—	4,100
Impairment losses on investments in unconsolidated joint ventures	—	—	—	—	216
Institutional capital management and other fees	(653)	(967)	(1,038)	(1,046)	(1,082)

Total GAAP net operating income	43,943	40,065	41,141	41,572	41,263
Less net operating income- non-same store properties	(490)	(4)	(545)	(425)	(251)

Same store GAAP net operating income	43,453	40,061	40,596	41,147	41,012
Less revenue from lease terminations	(167)	(34)	(23)	(273)	(96)

Same store GAAP net operating income, excluding revenue from lease terminations	43,286	40,027	40,573	40,874	40,916
Less straight-line rents, net of related bad debt expense	(579)	(1,574)	(1,360)	(344)	(1,610)
Add back amortization of above/(below) market rents	87	108	80	(90)	(17)

Same store cash net operating income, excluding revenue from lease terminations	$42,794	$38,561	$39,293	$40,440	$39,289

Change in (GAAP) same store NOI	(5.7)%	(0.7)%	(1.2)%	1.0%	0.7%

Change in cash same store NOI	(6.7)%	(2.3)%	(1.4)%	(0.5)%	0.7%

Square Feet:

Represents square feet in building that are available for lease.

Stabilized:

Buildings are generally considered stabilized when 95% occupied.

Stock-based Compensation Amortization Expense:

Represents the non-cash amortization of the cost of employee services received in exchange for an award of an equity instrument based on the award’s fair value on the grant date and amortized over the vesting period.

Total Project Investment:

An estimate of total expected capital expenditures on development properties in accordance with GAAP.

Turnover Costs:

Turnover costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid or costs capitalized for leasing transactions. The amount indicated for leasing statistics represents the total turnover costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

Yield – Under Construction (Projected):

Calculated as projected stabilized Net Operating Income divided by total projected investment.

Fourth Quarter 2011	Page 17

Supplemental Reporting Package